EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Seth L. Van Voorhees, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of American Pacific Corporation, a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended September 30, 2006 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  DANA M. KELLEY
Dana M. Kelley
vice President, Chief Financial Officer,
and Treasurer
January 10, 2007